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                                                                   EXHIBIT 10.16



                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                               AND LOAN DOCUMENTS

      THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND LOAN DOCUMENTS (this "Amendment"), dated as of March 1, 2001 is between NATIONAL BANK OF CANADA, a Canadian chartered bank ("Lender"), METRETEK TECHNOLOGIES, INC. (f/k/a Marcum Natural Gas Services, Inc.), a Delaware corporation ("Metretek Technologies"), METRETEK, INCORPORATED, a Florida corporation ("Metretek Inc."), and SOUTHERN FLOW COMPANIES, INC., a Delaware corporation ("Southern Flow") (each, a "Borrower", and collectively, "Borrower" or "Borrowers"), and SIGMA VI, INC., a Florida corporation ("Pledgor").

                                    Recitals

A. Lender, Borrowers and Pledgor entered into a Loan and Security Agreement dated April 14, 1998, as amended by an Amendment to Loan and Security Agreement and Loan Documents dated as of June 8, 1999, and as further amended by a Second Amendment to Loan and Security Agreement and Loan Documents dated as of September 13, 1999, and as further amended by a Third Amendment to Loan and Security Agreement and Loan Documents dated as of December 16, 1999 (as amended, the "Loan Agreement"), and as further amended by a Fourth Amendment to Loan and Security Agreement and Loan Documents, dated as of March 22, 2000, providing for the Metretek Loans and the Southern Flow Loans, as more fully set forth in the Loan Agreement. Defined terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement. On June 8, 1999, Metretek Technologies changed its name from Marcum Natural Gas Services, Inc. to Metretek Technologies, Inc.

B.    The Loans are secured by the Collateral.

C.    The purpose of this Amendment is (a) to extend the Maturity Date and
      (b) for Lender to waive certain covenants and conditions in the Loan Agreement.

                                    Agreement

IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrowers and Pledgor agree as follows:

1.    Waiver.

      (a) For the fiscal year ending December 31, 2000 only, Lender hereby waives the requirement set forth in Section 12(q)(i) of the Loan Agreement.

      (b) For the fiscal year ending December 31, 2000 only, Lender hereby waives the requirement set forth in Section 12(q)(ii) of the Loan Agreement.
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      (c) For the fiscal year ending December 31, 2000 only, Lender hereby waives the requirement set forth in Section 12(q)(iv) of the Loan Agreement.

      (d) For the fiscal year ending December 31, 2000 only, Lender hereby waives the requirement set forth in Section 12(q)(v) of the Loan Agreement.

The above waivers do not constitute a waiver by Lender of Borrowers' compliance with such covenants for any other period, other than the period specifically identified herein, nor shall such waivers constitute a waiver of any other Event of Default or event that with notice, the passage of time, or both would constitute an Event of Default under the Loan Agreement, or a waiver of any future violations under Sections 12(q)(i), 12(q)(ii), 12(q)(iv) and 12(q)(v). In addition, this waiver is based solely on the interim financial statements for the period ended December 31, 2000, previously provided to Lender (the "Interim Financials"). If the information set forth in the Interim Financials is inaccurate or incorrect in any respect, Lender reserves the right to withdraw this waiver at any time.

2. Amendment to Loan Agreement. Section 1, paragraph (q) is hereby amended by deleting "March 14, 2001" and replacing such text with "May 31, 2001".

3.    Loan Documents.

      (a) Lender, Borrowers and Pledgor agree that any and all notes or other documents executed in connection with the Loans (collectively, the "Loan Documents") are hereby amended to reflect the amendments set forth herein and that no further amendments to any Loan Documents are required to reflect the foregoing.

      (b) All references in any document to the Loan Agreement or any other Loan Document shall refer to the Loan Agreement or such Loan Document as amended pursuant to this Amendment.


4. Fees and Expenses, Borrower shall pay or cause to be paid all of the expenses incurred by the Lender in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and disbursements of Lender's attorneys and their staff, and any recording and filing fees, charges and expenses. If Borrower fails to pay such fees within 15 days after written request by Lender, such failure shall constitute an Event of Default.

5. Representations and Warranties. Each Borrower and Pledgor hereby certifies to the Lender that as of the date of this Amendment (taking into consideration the transactions contemplated by this Amendment), all of such Borrower's or Pledgor's representations and warranties contained in the Loan Agreement and all Loan Documents are true, accurate and complete in all material respects, and no Event of Default or event that with notice or the passage of time or both would constitute an Event of Default (other than as waived by Lender pursuant to this Amendment) has occurred under the Loan Agreement or any Loan Document. Without limiting the generality of the foregoing, each Borrower and Pledgor represents and warrants that the execution and delivery of this Amendment has been authorized by all necessary action on the


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part of such Borrower or Pledgor, that the person executing this Amendment on behalf of such Borrower is duly authorized to do so and that this Amendment constitutes the legal, valid, binding and enforceable obligation of such Borrower or Pledgor.

6. Additional Documents. Each Borrower and Pledgor shall execute and deliver to Lender at any time and from time to time such additional amendments to the Loan Agreement and the Loan Documents as the Lender may request to confirm and carry out the transactions contemplated hereby or to confirm, correct and clarify the security for the Loan.

7. Continuation of the Loan Agreement Etc. Except as specified in this Amendment, the provisions of the Loan Agreement and the Loan Documents shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Loan Agreement or the Loan Documents, the terms of this Amendment shall control.

8.    Miscellaneous.

      (a) This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

      (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

      (c) This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

      (d) This Amendment constitutes the entire agreement between Borrowers, Pledgor and the Lender concerning the subject matter of this Amendment. This Amendment may not be amended or modified orally, but only by a written agreement executed by each Borrower and Pledgor and the Lender and designated as an amendment or modification of the Loan Agreement as amended by this Amendment.


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      EXECUTED as of the date first set forth above.


                                      BORROWERS:


                                      METRETEK TECHNOLOGIES, INC., a
                                      Delaware corporation (f/k/a Marcum Natural
                                      Gas Services, Inc.)


                                      By:   /s/ A. Bradley Gabbard
                                            -----------------------------------
                                            A. Bradley Gabbard
                                            Executive Vice President


                                      METRETEK, INCORPORATED, a Florida
                                      corporation


                                      By:   /s/ A. Bradley Gabbard
                                            -----------------------------------
                                            A. Bradley Gabbard
                                            Executive Vice President


                                      SOUTHERN FLOW COMPANIES, INC., a
                                      Delaware corporation


                                      By:   /s/ A. Bradley Gabbard
                                            -----------------------------------
                                            A. Bradley Gabbard
                                            Executive Vice President


                                      PLEDGOR:

                                      SIGMA VI, INC., a Florida corporation



                                      By:   /s/ A. Bradley Gabbard
                                            -----------------------------------
                                            A. Bradley Gabbard
                                            Executive Vice President


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                                      LENDER:


                                      NATIONAL BANK OF CANADA, a
                                      Canadian chartered bank



                                      By:   /s/ Raymond L. Yager
                                            -----------------------------------
                                            Raymond L. Yager
                                            Vice President



                                      By:   /s/ Andrew Conneen
                                            -----------------------------------
                                            Andrew Conneen
                                            Vice President


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